UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 8, 2006

SEAGATE TECHNOLOGY

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-31560	98-0355609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (345) 949-8066

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On September 8, 2006, Mr. David A. Wickersham, our Executive Vice President and Chief Operating Officer, was promoted to the position of President and Chief Operating Officer. In connection with Mr. Wickersham’s appointment as our President and Chief Operating Officer on September 8, 2006, Mr. William D. Watkins, our Chief Executive Officer and one of our Directors, relinquished the title of President. Mr. Watkins remains our Chief Executive Officer and a Director.

(c) As described in (b) above, Mr. Wickersham was promoted to the position of President and Chief Operating Officer on September 8, 2006. Mr. Wickersham joined us in May 1998 as Senior Vice President, Worldwide Materials. He assumed responsibilities for Worldwide Product Line Management in August 1999. In May 2000, he was promoted to Executive Vice President and in April 2004, assumed the responsibility of Chief Operating Officer. Prior to joining us, Mr. Wickersham was Vice President, Worldwide Materials at Maxtor Corporation from 1996 to May 1998. From 1993 to 1996, Mr. Wickersham was Director of Corporate Materials at Exabyte Corporation. From 1978 to 1993, he held various management positions at IBM.

Mr. Wickersham is party to an employment agreement with our indirect subsidiary, Seagate Technology (US) Holdings, Inc., entered into in February 2001. The terms of Mr. Wickersham’s employment agreement were described in Seagate’s proxy statement for its 2005 annual meeting and have not changed as a result of Mr. Wickersham’s promotion to President. Mr. Wickersham’s base salary for fiscal 2007 is $725,000 and Mr. Wickersham’s target bonus for fiscal 2007 is 125% of his 2007 base salary.

Item 8.01. Other Events.

Seagate has prepared an Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended June 30, 2006, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

On September 12, 2006, Seagate issued a press release entitled “Seagate Technology announces offering of $1.25 billion of senior unsecured notes and intention to enter into new $500 million credit facility”, which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended June 30, 2006.

99.2	Press Release, dated September 12, 2006, of Seagate Technology

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGATE TECHNOLOGY

Date: September 12, 2006	By:	/s/ William L. Hudson
	Name:	William L. Hudson
	Title:	Executive Vice President, General
Counsel and Secretary